                                                                   Exhibit 10.65

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT
                               ------------------



          SECURITY AGREEMENT dated as of December ___, 1997, made by Overhill Farms, Inc., a Nevada corporation (the "Grantor"), in favor of The Long Horizons Fund, L.P. (the "Lender").


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Grantor and the Lender are parties to a Term Loan Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the "Term Loan Agreement");

          WHEREAS, pursuant to the Term Loan Agreement, the Lender has agreed to make a term loan (the "Loan") to the Grantor for the purposes therein stated; and

          WHEREAS, it is a condition precedent to the making of the Loan pursuant to the Term Loan Agreement that the Grantor shall have executed and delivered to the Lender a security agreement, providing for the grant to the Lender of a security interest in all personal property and fixtures of the Grantor.

          NOW, THEREFORE, in consideration of the premises and the agreements herein, the sufficiency of which is hereby acknowledged, and in order to induce the Lender to make and maintain the Loan to the Grantor pursuant to the Term Loan Agreement, the Grantor hereby agrees with the Lender as follows:

          SECTION 1.  Definitions.  Reference is hereby made to the Term Loan
                      -----------
Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Term Loan Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York, and which are not otherwise defined herein, shall have the same meanings herein as set forth therein.

          SECTION 2.  Grant of Security Interest.  As collateral security for
                      --------------------------
all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in, all personal property and fixtures of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, all of the Grantor's right, title and interest in and to the following:

          (a) all equipment of any kind (including, without limitation, all furniture, fixtures and machinery), wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

          (b) all inventory of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of goods, property and other assets, raw, in process and finished, and all other inventory, merchandise, goods and other tangible personal property that are held for sale or lease by the Grantor), all materials used or consumed in the business of the Grantor, goods returned to or repossessed by the Grantor, and goods in which the Grantor has an interest in mass or in joint or other interest or right of any kind (including consigned goods or goods being processed), all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

          (c) (i) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other obligations of any kind, in each case, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale, lease or operation of any goods or the rendering of services or otherwise, including, without limitation, (A) all rights relating to the performance by or for the Grantor of management, advisory, consulting or other similar services, (B) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, the Grantor or any of its Affiliates, (C) all rights relating to any partnership in which the Grantor has any interest as a general or limited partner or otherwise, including all moneys due from time to time in respect thereof, and (D) all rights relating to any lease to which the Grantor is a party as lessee or lessor, including all moneys due from time to time in respect thereof; and (ii) all rights now or hereafter existing in and to all credit insurance, guaranties, letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (including, without limitation, the contracts described in Schedule I hereto) (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit, insurance, guaranties, letters of credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "Related Contracts");

          (d) (i) all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Grantor (including, without limitation, all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers described in Schedules II or V hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of the Grantor relating to the distribution of products and services in connection with which any of such marks are used and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilutions thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all trademark licenses described in Schedule II hereto, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");

          (e) (i) all letters patent, design patents and utility patents, and all copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all letters patent, design patents and utility patents described in Schedule III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and
(ii) all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor (or providing that the Grantor has been transferred the right to use such licenses) and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (including, without limitation, all patent licenses set forth in Schedule III hereto) (hereinafter referred to collectively as the "Patent Licenses" and together with the Trademark Licenses, the "Licenses");

          (f) (i) all moneys, securities and other property, and the proceeds thereof, now or hereafter held or received by, or in transit to, the Lender from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's claims against the Lender at any time existing; (ii) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, the Grantor; (iii) all rights, interests, choses in action, causes of actions, claims and all other general intangibles of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iv) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnerships and joint ventures, including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (x) the Depositary Account (as defined in the Finova Loan Agreement) and all other deposit accounts (general or special) with any bank or other financial institution, all amounts which may now or hereafter be on deposit in any such accounts and all certificates and instruments, if any, from time to time representing or evidencing any such account, all investments of cash now or hereafter held in any such account and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the foregoing;
(xi) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (xii) all rights to indemnification;
(xiii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiv) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; (xv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xvi) all general intangibles, whether or not similar to the foregoing in each instance, however and wherever arising;

          (g) the books and records of the Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

          (h) all permits, licenses, authorizations and approvals (the "Permits"), provided that such security interest does not include at any time
            --------
any such Permit to the extent (but only to the extent) that at such time the Grantor is prohibited from granting a security interest therein, but such security interest does include, to the maximum extent permitted by law, all rights incident or appurtenant to such Permits and the right to receive all Proceeds derived from or in connection with the sale, assignment or transfer of any such Permit;

          (i) all motor vehicles, tractors and other like property, whether or not the title thereto is governed by a certificate of title or ownership (hereinafter collectively referred to as the "Motor Vehicles"); and
                                              --------------

          (j) all cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks or the Patents and (ii) the right to sue for past, present and future infringements of the Trademarks or the Patents) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral (collectively, "Proceeds");

in each case howsoever the Grantor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION 3.  Security for Obligations. The security interest created
                      ------------------------
hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

          (a) the prompt payment by the Grantor and the Guarantor, as and when due and payable, of all amounts from time to time owing by the Grantor or the Guarantor to the Lender in respect of the Term Loan Agreement (including, without limitation, Article VII thereof) and all other Loan Documents, including, without limitation, principal of and interest on the Loan (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Grantor or the Guarantor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Term Loan Agreement and all other Loan Documents; and

          b) the due performance and observance by the Grantor and the Guarantor of all of their other obligations from time to time existing in respect of the Term Loan Agreement and all other Loan Documents.

          SECTION 4.  Representations and Warranties.  The Grantor hereby
                      ------------------------------
represents and warrants as follows:

          (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection or priority, of the security interest purported to be created hereby in the Collateral, or the exercise by the Lender of any of its rights or remedies hereunder.

          (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

          (c) All Equipment and Inventory of the Grantor now existing is, and all Equipment and Inventory of the Grantor hereafter existing will be, located at the addresses specified therefor in Schedule IV hereto. The chief place of business and chief executive office of the Grantor, the place where the Grantor keeps its records concerning Receivables and Proceeds and all originals of all chattel paper and other documents which constitute Receivables are located at the addresses specified therefor in Schedule IV hereto. None of the Receivables or Proceeds is evidenced by a promissory note or other instrument. Set forth in
Schedule V hereto is a complete and correct list of each trade name used by the Grantor and the name of, and each trade name used by, each Person from which the Grantor has acquired any substantial part of the Collateral.

          (d) The Grantor has delivered to the Lender complete and correct copies of each Related Contract described in Schedule I hereto, each Trademark License described in Schedule II hereto, and each Patent License described in
Schedule III hereto, including all schedules and exhibits thereto. Each such Related Contract and License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantor or any of its Affiliates in respect thereof. Each Related Contract now existing is, and each other Related Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

          (e) The Grantor owns and controls, or otherwise possesses adequate rights to use, all of its Trademarks and Patents, which are the only trademarks and patents necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Trademarks and Trademark Licenses owned or used by the Grantor as of the date hereof. Schedule III hereto sets forth a true and complete list of all Patents and Patent Licenses owned or used by the Grantor as of the date hereof. All of such Patents and Trademarks are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. Except as set forth in Schedule II or III hereto, none of such Patents or Trademarks is the subject of any licensing or franchising agreement. The Grantor has no knowledge of any conflict with the rights of others to any Trademark or Patent and, to the best knowledge of the Grantor, the Grantor is not now infringing or in conflict with any such rights of others in any material respect, and, to the best knowledge of the Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Grantor.

          (f) The Grantor is and will be at all times the sole and exclusive owner of the Collateral free and clear of any Lien with full authority to sell, transfer and grant a security interest in, each item of Collateral, except for
(i) the security interest created by this Agreement and (ii) Liens permitted pursuant to the Term Loan Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Lender relating to this Agreement and (B) such as may have been filed with respect to the Liens permitted pursuant to the Term Loan Agreement.

          (g) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, or any other Person, is required for
(i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Lender of any of its rights and remedies hereunder, except (A) with respect to the perfection of the security interest created hereby in United States Trademarks and Patents, for the recording of the Assignment for Security (Trademarks) and Assignment for Security (Patents) referred to in Section 5(h) hereof in the United States Patent and Trademark Office and the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule VI hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in foreign Trademarks and Patents, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patents, Trademarks, Patent Licenses and Trademark Licenses, or (C) with respect to the perfection of the security interest created hereby in Motor Vehicles, for the submission of an appropriate application, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency.

          (h) This Agreement creates valid Liens on, and security interests in, the Collateral, in favor of the Lender as security for the Obligations, subject only to the Liens permitted pursuant to the Term Loan Agreement. The Lender's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Assignment for Security (Patents) and the Assignment for Security (Trademarks) executed pursuant hereto in the United States Patent and Trademark Office, the filing of the financing statements described in Schedule VI hereto and, with respect to Patents and Trademarks hereafter existing and not covered by such Assignment for Security (Patents) or such Assignment for Security (Trademarks), the recording in the United States Patent and Trademark Office of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the terms of the Term Loan Agreement and the recording of such instruments of assignment. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Lender's having possession of instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in Section 4(g) hereof.

          (i) The exercise by the Lender of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          SECTION 5.  Covenants as to the Collateral.  So long as any of the
                      ------------------------------
Obligations shall remain outstanding, unless the Lender shall otherwise consent in writing:

          (a)  Further Assurances.  The Grantor will at its expense, at any time
               ------------------
and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper included in the Receivables and each License and Related Contract and, at the request of the Lender, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Lender, indicating that such chattel paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Lender hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Lender may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail, and (E) upon the acquisition after the date hereof by the Grantor of any Equipment covered by a certificate of title or ownership, cause the Lender to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Lender.

          (b)  Location of Equipment and Inventory.  (i)  The Grantor will keep
               -----------------------------------
the Equipment and Inventory (other than Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g)) at the locations specified therefor in Section 4(c), or, upon not less than 30 days' prior written notice to the Lender accompanied by a new Schedule IV indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantor may elect, provided that (A) all action has been taken to grant the Lender a perfected, first priority security interest in such Equipment and Inventory subject only to the Permitted Liens and (B) the Lender's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory are not adversely affected.

               (ii) The Grantor shall maintain accurate Equipment records and shall take such physical Equipment counts as may be required for such purpose or as the Lender may reasonably request.

               (iii) If any Inventory or Equipment is in the possession or control of the Grantor's agents or any other third party (including bailees and warehousemen), the Grantor will, upon request of the Lender from time to time, notify such agents or third parties of the Lender's security interest therein and instruct them to hold all such Inventory or Equipment for the Lender's, Finova's, and the Grantor's account and subject to Finova's and the Lender's instructions.

               (iv) If any Inventory or Equipment is stored with any third party, the Grantor shall cause all documents, instruments and certificates as the Lender may from time to time reasonably require related to such Inventory and Equipment to be delivered to the Lender, and the Grantor shall take or cause to be taken all such other actions as the Lender may from time to time require in connection with its security interest in such Inventory or Equipment.

          (c)  Condition of Equipment.  The Grantor will cause the Equipment to
               ----------------------
be maintained and preserved in good working order in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable or which the Lender may request to such end. The Grantor will promptly furnish to the Lender a statement describing in reasonable detail any loss or damage in excess of $50,000 to any Equipment.

          (d)  Taxes, Etc. The Grantor will pay promptly when due all property
               ----------
and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

          (e)  Insurance.  (i) The Grantor will, at its own expense, maintain or
               ---------
cause to be maintained with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability and hazard insurance) with respect to the Equipment and Inventory, in such amounts, covering such risks, in such form and with such insurers as shall be satisfactory to the Lender from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Lender, Finova (for such time as any obligations under the Finova Loan Agreement are outstanding) and the Grantor, as their respective interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $50,000 per occurrence) to be adjusted with, and paid directly to, the Lender. Each such policy shall in addition (A) name the Grantor, Finova (for such time as any obligations under the Finova Loan Agreement are outstanding) and the Lender as insured parties thereunder (without any representation or warranty by or obligation upon the Lender) as their interests may appear, (B) in the case of each policy for property damage insurance, name the Lender and Finova (for such time as any obligations under the Finova Loan Agreement are outstanding) as loss payees thereunder, as their respective interests may appear, (C) contain the agreement by the insurer that any loss thereunder shall be payable to the Lender (with respect to Equipment) on its own account and, for such time as any obligations under the Finova Loan Agreement are outstanding, Finova (with respect to Inventory) for its own account (in each case subject to the terms of the Intercreditor Agreement), notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (D) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect thereto, and (E) provide that at least 30 days' prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Lender by the insurer. The Grantor will, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance and, as often as the Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Lender, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

               (ii) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which paragraph (iii) of this
Section 5(e) is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(e) shall, if received by the Lender, be paid by the Lender to the Grantor as reimbursement for the costs of such repairs or replacements.

               (iii) Upon the occurrence and during the continuance of an Event of Default or upon the actual or constructive total loss (in excess of $50,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Lender and applied as specified in Section 7(b) or, in the case of Inventory, paid to Finova (for such time as any obligations under the Finova Loan Agreement are outstanding) pursuant to the terms of the Intercreditor Agreement.

          (f)  Provisions Concerning the Receivables, the Related Contracts and
               ----------------------------------------------------------------
the Licenses.
------------

               (i) The Grantor will (A) give the Lender at least 30 days' prior written notice of any change in the Grantor's name, or identity or at least 15 days' prior written notice of any change in the Grantor's organizational structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitute its Receivables at the location(s) specified therefor in Schedule IV hereto, and (C) keep adequate records concerning the Receivables and Proceeds and such chattel paper and permit representatives of the Lender at any time to inspect and make abstracts from such records and chattel paper in accordance with Section 6.01(f) of the Term Loan Agreement.

               (ii) The Grantor will duly perform and observe all of its obligations under each Related Contract to which it is a party and, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantor may (and, at the Lender's direction, will) take such action as the Grantor or the Lender may deem necessary or advisable to enforce collection or performance of the Receivables; provided, however, that
                                                      --------  -------
the Lender shall have the right at any time, upon the occurrence and during the continuance of a Default or Event of Default to notify the account debtors or obligors under any such Receivables of the assignment of such Receivables to the Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Lender or its designated agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of a notice from the Lender that the Lender has notified or intends to notify the account debtor or obligor under any Receivables as referred to in the proviso to the immediately preceding sentence, then (A) all amounts and proceeds (including instruments) received by the Grantor in respect of any Receivables or Proceeds shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be applied to the Obligations, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable or release in whole or in part any account debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of a Default or an Event of Default, the Lender may (in its sole and absolute discretion) (x) notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantor at such address as the Lender may designate, and (y) direct any or all of the banks and financial institutions with which the Grantor either maintains a lockbox, concentration or deposit account or deposits the proceeds of any Receivable or any Proceeds to send immediately to the Lender by wire transfer (to such account as the Lender shall specify, or in such other manner as the Lender shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Lender shall (in the sole and absolute discretion of the Lender) be held as additional collateral for the Obligations or distributed in accordance with Section 7 hereof.

          (iii) Upon the occurrence and during the continuance of any breach or default under any Related Contract or any License referred to in Schedule I, II, or III hereto by any party thereto other than the Grantor, the Grantor (A) will, promptly after obtaining knowledge of such breach or default, give the Lender written notice of the nature and duration of such breach or default, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) will not, without the prior written consent of the Lender, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) will, upon written instructions from the Lender and at the Grantor's expense, take such action as the Lender may deem necessary or advisable in respect thereof.

          (iv) The Grantor will, at its expense, promptly deliver to the Lender a copy of each notice or other communication received by it by which any other party to any Related Contract or any License referred to in Schedule I, II, or III hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by the Grantor thereto.

          (v) The Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination), will duly perform and observe in all material respects all of its obligations under each such License, and will take all action necessary to maintain (or cause to be maintained) the Licenses in full force and effect. The Grantor will not, without the prior written consent of the Lender, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Related Contract or any License referred to in Schedule I, II, or III hereto.

          (vi) If any Receivable includes a charge for any tax payable to any Governmental Authority, the Lender is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the account of the Grantor and to charge the Grantor therefor. The Grantor shall notify the Lender if any Receivable includes any taxes due to any Governmental Authority and, in the absence of such notice, the Lender shall have the right to retain any Proceeds that the Lender receives and shall not be liable for any taxes that may be due from the Grantor.

     (g)  Transfers and Other Liens.
          -------------------------

          (i) The Grantor will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except as otherwise expressly provided in Section 6.02(d) of the Term Loan Agreement.

          (ii) The Grantor will not create or suffer to exist any Lien upon or with respect to any Collateral except for the Liens permitted pursuant to the terms of the Term Loan Agreement.

     (h)  Trademarks and Patents.
          ----------------------

          (i) The Grantor has duly executed and delivered (or, in the case of after-acquired Patents and Trademarks, will duly execute and deliver) the Assignment for Security (Trademarks) and the Assignment of Security (Patents) in the forms attached hereto as Exhibits A and B respectively. The Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of its Trademarks and Patents in full force and effect, including, without limitation, using the proper statutory notices, markings and using such Trademarks on each applicable trademark class of goods in order to so maintain such Trademarks in full force free from any claim of abandonment for non-use, and employing all of its Trademarks and Patents with appropriate notice of registration, and the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated; provided, however, that so long as
                                              --------  -------
no Default or Event of Default has occurred and is continuing, the Grantor shall not have any obligation to use or to maintain any Trademark or Patent (A) that relates solely to any product that has been, or is in the process of being, sold, discontinued, abandoned or terminated, (B) that is being replaced with a trademark or patent substantially similar to the Trademark or Patent that may be abandoned or otherwise become invalid, so long as such replacement Trademark or Patent is subject to the Lien created by this Agreement or (C) that is substantially the same as another Trademark or Patent that is in full force, so long as such other Trademark or Patent is subject to the Lien created by this Agreement. The Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office to maintain each registration of its Trademarks and the Patents (other than those Trademarks or Patents described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any Trademark or Patent of the Grantor is infringed, misappropriated or diluted in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Lender and (y) to the extent that the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Trademark or Patent. The Grantor shall furnish to the Lender from time to time (but, unless an Event of Default or Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Patents and the Trademarks and such other reports in connection with the Patents and the Trademarks as the Lender may reasonably request, all in reasonable detail, and promptly upon request of the Lender, following receipt by the Lender of any such statements, schedules or reports, the Grantor shall modify this Agreement by amending Schedules II or III hereto, as the case may be, to include any Patent or Trademark which becomes part of the Collateral under this Agreement. Notwithstanding anything herein to the contrary, the Grantor may not abandon or otherwise permit a Trademark or Patent to become invalid without the prior written consent of the Lender, and if any Trademark or Patent is infringed, misappropriated or diluted in any material respect by a third party, the Grantor will take such action as the Lender shall deem appropriate under the circumstances to protect such Trademark or Patent.

          (ii) In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any trademark or the issuance of any patent with the United States Patent and Trademark Office, unless it gives the Lender prior written notice thereof. Upon request of the Lender, the Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Lender may reasonably request to evidence the Lender's security interest hereunder in such trademark or patent and the general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible repayment of all of the Obligations in full in cash and the termination of each of the Loan Documents.

          (iii) If the Grantor shall at any time own, use or possess the right to use any registered copyright, the Grantor shall promptly notify the Lender thereof and shall execute such documents (including any assignment for security of copyrights to be filed with the United States Copyright Office) and do such acts as shall be necessary or, in the judgment of the Lender, desirable to subject such copyrights to the Lien of this Agreement.

     (i)  Motor Vehicles.
          --------------

          (i) The Grantor shall deliver to the Lender originals of the certificates of title or ownership for all Motor Vehicles owned by it with the Lender listed as lienholder.

          (ii) Upon the acquisition after the date hereof by the Grantor of any Motor Vehicle, the Grantor shall deliver to the Lender originals of the certificates of title or ownership for such Motor Vehicle, together with the manufacturer's statement of origin, with the Lender listed as lienholder; provided, however, if the Motor Vehicle to be acquired is subject to a purchase money security interest, the Lender shall be listed as a junior lienholder to the Person holding such purchase money security interest.

          (iii) The Grantor hereby appoints the Lender as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of the Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by the Grantor to be retitled and the Lender listed as lienholder thereof, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Grantor as the Lender may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Lender a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Lender hereunder). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

          (iv) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

          (v) So long as no Default or Event of Default shall have occurred and be continuing, upon the request of the Grantor, the Lender shall execute and deliver to the Grantor such instruments as the Grantor shall reasonably request to remove the notation of the Lender as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Lender of a certificate from the Grantor, stating that the Motor Vehicle the Lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and any proceeds of such sale or casualty loss in excess of $10,000 being paid to the Lender hereunder to be applied to the Obligations then outstanding.

     (j)  Inspection and Reporting. The Grantor shall permit representatives of
          ------------------------
the Lender, at any time in accordance with Section 6.01(f) of the Term Loan Agreement, to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Grantor's places of business to receive copies of all communications and remittances relating to the Collateral, and to forward copies of any notices or communications received or made by the Grantor with respect to the Collateral, all in such manner as the Lender may reasonably require.

     SECTION 6.    Additional Provisions Concerning the Collateral.
                   -----------------------------------------------

     (a) The Grantor hereby authorizes the Lender to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

     (b) The Grantor hereby irrevocably appoints the Lender or its designee on behalf of the Lender the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 5(f)) including, without limitation, (i) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 5(e),
(ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, assign and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or
(ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Lender with respect to any Collateral. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment or a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law. This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

     (c) For the purpose of enabling the Lender to exercise rights and remedies under this Agreement at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantor hereby grants to the Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any of the Patents or Trademarks now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Term Loan Agreement and Section 5(h) of this Agreement, so long as no Default or Event of Default shall have occurred and be continuing, the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents or Trademarks in the ordinary course of the business of the Grantor. In furtherance of the foregoing, unless a Default or an Event of Default shall have occurred and be continuing the Lender shall from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents or Trademarks). Further, upon the indefeasible payment in full in cash of all of the Obligations, the Lender (subject to Section 11(e) and the rights of Finova therein as governed by the Intercreditor Agreement) shall transfer to the Grantor all of the Lender's right, title and interest in and to the Patents and Trademarks, and the Licenses, all without recourse, representation and warranty. The exercise of rights and remedies hereunder by the Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor or granted by the Grantor in accordance with the second sentence of this clause (c). The Grantor hereby releases the Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Lender under the powers of attorney granted herein other than actions taken or omitted to be taken through the Lender's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

     (d) If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Lender, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor pursuant to Section 8.

     (e) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     (f) Anything herein to the contrary notwithstanding (i) the Grantor shall remain liable under the Related Contracts and Licenses to which it is a party and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights hereunder shall not release the Grantor from any of its obligations under the Related Contracts and Licenses or otherwise in respect of the Collateral, and (iii) the Lender shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall the Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 7.    Remedies Upon Default.  If any Event of Default shall have
                   ---------------------
occurred and be continuing:

     (a) The Lender may exercise in respect of the Collateral, or any part thereof, in addition to other rights and remedies provided for herein, in the Term Loan Agreement or in the Loan Documents or otherwise available to it, all of the rights and remedies of a secured party in default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including without limitation transfer into the Lender's name or into the name of its nominee or nominees (to the extent the Lender has not theretofore done so) and thereafter receive, for the benefit of the Lender, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place or places to be designated by the Lender which is reasonably convenient to both parties, and the Lender may enter into and occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Lender's rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation, and (iii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Lender, the Grantor shall cease any use of the Trademarks or any mark similar thereto for any purpose described in such notice; (ii) the Lender may, at any time and from time to time, upon 10 days' prior notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks and Patents of the Grantor, throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (iii) the Lender may, at any time, pursuant to the authority granted in Section 6 (such authority being effective upon the occurrence of a Default or an Event of Default), execute and deliver on behalf of the Grantor, one or more instruments of assignment of the Trademarks and Patents (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

     (b) Any cash held by the Lender as Collateral and all proceeds received by the Lender in respect of any sale or collection from, or other realization upon, all or any part the Collateral, after payment from such proceeds of the Lender's out-of-pocket costs and expenses in connection with such sale, including, without limitation reasonable attorneys' fees and expenses, may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such manner as the Lender may elect in its sole discretion.

     (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the Post-Default Rate or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Lender to collect such deficiency.

     (d) The Lender may at any time and from time to time employ and maintain in the premises of the Grantor one or more custodians selected by the Lender who shall have full authority to do all acts necessary or desirable to protect the Lender's interests hereunder. The Grantor hereby agrees to cooperate with any such custodian and to do whatever the Lender may reasonably request to preserve the Collateral. All costs and expenses incurred by the Lender, by reason of the employment of the custodian, shall be payable by the Grantor pursuant to Section 8.

     SECTION 8.    Indemnity and Expenses.
                   ----------------------

     (a) The Grantor agrees to indemnify and hold the Lender harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct as determined by a final determination of a court of competent jurisdiction.

     (b) Without limiting the generality of the foregoing, the Grantor will upon demand pay to the Lender (i) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for the Lender and of any experts and agents (including, without limitation, any Person which may act as agent of the Lender), which the Lender may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or operation of the Collateral and (ii) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for the Lender and of any experts and agents

(including, without limitation, any Person which may act as agent of the Lender), which the Lender may incur in connection with (A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of the Lender hereunder, or (C) the failure by the Grantor to perform or observe any of the provisions hereof.

     SECTION 9.    Notices, Etc. All notices and other communications provided
                   ------------
for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Grantor, to it at the address specified in the Term Loan Agreement; and if to the Lender, to it at its address specified in the Term Loan Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, when received or five days after deposited in the mail, whichever occurs earlier (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

     SECTION 10.   Security Interest Absolute. All rights of the Lender, all
                   --------------------------
security interests and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Term Loan Agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Term Loan Agreement or any other agreement or instrument relating thereto, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations.

     SECTION 11.   Miscellaneous.
                   -------------

     (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

     (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations have been indefeasibly paid in full in cash; and (ii) be binding on the Grantor and its successors and assigns, except that the Grantor may not assign or transfer any of its rights hereunder without the prior written consent of the Lender, and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantor, the Lender may assign or otherwise transfer its rights under this Agreement and any other Loan Document, to any other Person pursuant to the terms of the Term Loan Agreement and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Lender shall mean the assignee of the Lender. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender, and any such assignment or transfer shall be null and void.

     (e) Upon the indefeasible satisfaction in full of the Obligations in cash, and subject to the interests of Finova as governed by the Intercreditor Agreement (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Lender will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

     (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

     (g) The security interests and priorities contained hereunder are to be read and understood to be consistent with the Intercreditor Agreement between the Lender and Finova dated as of December ___ , 1997. Such Intercreditor Agreement shall govern the security interests in the "Collateral" (as defined in the Intercreditor Agreement) created for the benefit of the Lender and Finova.

     (h) This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

     (i) All representations and warranties of the Grantor contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement, the Term Loan Agreement or any other Loan Document, any investigation by the Lender or the making of the Loan. All covenants and agreements of the Grantor contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full in cash of the Obligations.

     (j) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     (k) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     (l) BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE TERM LOAN AGREEMENT, THE TERM NOTE OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GRANTOR IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its respective officers thereunto duly authorized as of the date first above written.

                         OVERHILL FARMS, INC.



                         By:
                            ----------------------------------
                            Name:
                            Title:

                                   Schedule I

                               RELATED CONTRACTS

                                  Schedule II

                                   TRADEMARKS
                                      AND
                               TRADEMARK LICENSES

                                  Schedule III

                          PATENTS AND PATENT LICENSES

                                  Schedule IV

                               ADDRESS OF GRANTOR



     Chief Place of Business,
     Chief Executive Office
A.   and Location of Records
     -----------------------



B.   Locations of
     Equipment and Inventory
     -----------------------

                                   Schedule V

                                   TRADENAMES

                                  Schedule VI

                           UCC-1 FINANCING STATEMENTS


UCC-1 Financing Statements are being filed in the following jurisdictions against the Grantor:

    .  Secretary of State of California

    .  Los Angeles County, California

    .  Los Angeles County, California (fixture filing)

    .  Secretary of State of Nevada

                                                                       EXHIBIT A

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                  (TRADEMARKS)
                                   ----------



          WHEREAS, Overhill Farms, Inc. (the "Assignor") has adopted, used and is using the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");

          WHEREAS, the Assignor has entered into a Security Agreement dated as of December __, 1997 (the "Security Agreement") in favor of The Long Horizons Fund, L.P. (the "Assignee");

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Trademarks together with the good-will of the business symbolized by the Trademarks and the applications and restrictions thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby convey, sell, assign, transfer and set over unto the Assignee and grant to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of December __, 1997.


                                          OVERHILL FARMS, INC.

                                   By:
                                      -----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

STATE OF ___________
                      ss.:
COUNTY OF __________


          On this ____ day of _______________, 1997, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of Overhill Farms, Inc., a Nevada corporation, and that he executed the foregoing instrument in the firm name of Overhill Farms, Inc., and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                                -------------------------------

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                    (TRADEMARKS AND TRADEMARK APPLICATIONS)
                     -------------------------------------

                                                                       EXHIBIT B

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                   (PATENTS)
                                    -------



          WHEREAS, Overhill Farms, Inc. (the "Assignor") holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents");

          WHEREAS, the Assignor, has entered into a Security Agreement dated as of December __, 1997 (the "Security Agreement") in favor of The Long Horizons Fund, L.P. (the "Assignee");

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of December __, 1997.


                                   OVERHILL FARMS, INC.

                                   By:
                                      ------------------------------
                                   Name:
                                        ----------------------------
                                   Title:
                                         ---------------------------

STATE OF ____________
                         ss.:
COUNTY OF ____________


          On this ____ day of December, 1997, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of Overhill Farms, Inc., a Nevada corporation, and that he executed the foregoing instrument in the firm name of Overhill Farms, Inc., and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.




                                                  -----------------------------

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                       (PATENTS AND PATENT APPLICATIONS)
                        -------------------------------